QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President	Michael K. Hoffman, Esq.
RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.    Reports to Stockholders.

1

ANNUAL REPORT
December 31, 2018

RMR Real Estate Income Fund

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF THE FUND'S SHAREHOLDER REPORTS LIKE THIS ONE WILL BE MADE AVAILABLE ON A WEBSITE INSTEAD OF SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES FROM THE FUND OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM THE FUND OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY ELECTRONICALLY BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM THE FUND OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM. YOUR ELECTION TO RECEIVE PAPER REPORTS WILL APPLY TO ALL FUNDS WITHIN THE FUND COMPLEX (OF WHICH THE FUND IS CURRENTLY THE ONLY FUND) THAT YOU HOLD SHARES IN.

THE FUND, ACTING PURSUANT TO A U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") EXEMPTIVE ORDER AND WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES (THE "BOARD"), HAS ADOPTED A PLAN, CONSISTENT WITH ITS INVESTMENT OBJECTIVES AND POLICIES, THAT ALLOWS THE FUND TO INCLUDE LONG TERM CAPITAL GAINS, WHERE APPLICABLE, AS PART OF A REGULAR FIXED QUARTERLY DISTRIBUTION TO ITS SHAREHOLDERS (THE "MANAGED DISTRIBUTION PLAN").

THE FUND'S CURRENT DISTRIBUTION RATE IS $0.33 PER COMMON SHARE BUT THIS RATE IS SUBJECT TO CHANGE AT THE DISCRETION OF THE BOARD. UNDER THE MANAGED DISTRIBUTION PLAN, THE FUND WILL DISTRIBUTE AVAILABLE INVESTMENT INCOME TO ITS SHAREHOLDERS, CONSISTENT WITH ITS INVESTMENT OBJECTIVES AND AS REQUIRED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IF THE AMOUNT OF THE FUND'S QUARTERLY DISTRIBUTIONS EXCEEDS THE AMOUNT OF THE FUND'S INVESTMENT INCOME AND NET REALIZED GAINS, THIS EXCESS WOULD BE A RETURN OF CAPITAL TO SHAREHOLDERS FROM THE FUND'S ASSETS.

SHAREHOLDERS SHOULD NOT DRAW ANY CONCLUSIONS ABOUT THE FUND'S INVESTMENT PERFORMANCE FROM THE AMOUNT OF THESE DISTRIBUTIONS OR FROM THE TERMS OF THE MANAGED DISTRIBUTION PLAN. THE FUND'S TOTAL RETURN PERFORMANCE ON NET ASSET VALUE IS PRESENTED IN ITS FINANCIAL HIGHLIGHTS TABLE.

THE BOARD MAY AMEND, SUSPEND OR TERMINATE THE MANAGED DISTRIBUTION PLAN AT ANY TIME WITHOUT PRIOR NOTICE TO THE FUND'S SHAREHOLDERS IF IT DEEMS SUCH ACTIONS TO BE IN THE BEST INTERESTS OF THE FUND OR ITS SHAREHOLDERS. THE SUSPENSION OR TERMINATION OF THE MANAGED

DISTRIBUTION PLAN COULD HAVE THE EFFECT OF CREATING A TRADING DISCOUNT (IF THE FUND'S SHARES ARE TRADING AT OR ABOVE NET ASSET VALUE) OR WIDENING AN EXISTING TRADING DISCOUNT. THE FUND IS SUBJECT TO RISKS THAT COULD HAVE AN ADVERSE IMPACT ON ITS ABILITY TO MAINTAIN LEVEL DISTRIBUTIONS. EXAMPLES OF POTENTIAL RISKS INCLUDE, BUT ARE NOT LIMITED TO, ECONOMIC DOWNTURNS IMPACTING THE MARKETS, INCREASED MARKET VOLATILITY, COMPANIES (INCLUDING REITS) SUSPENDING OR DECREASING DIVIDEND DISTRIBUTIONS AND CHANGES IN THE CODE.

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM, OR ON BEHALF OF, THE FUND EXCEPT PURSUANT TO AN OFFERING MADE BY THE FUND. PLEASE CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING FUND SHARES.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE ATWWW.SEC.GOV.THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2018 and financial position as of December 31, 2018. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.    The U.S. economy continued its long expansion during 2018. During the year, the U.S. economy created an average of 214,000 new jobs per month (according to the Bureau of Labor Statistics), compared to 181,000 per month in 2017, and the unemployment rate declined to 3.9% at the end of December 2018. U.S. gross domestic product (GDP) growth was robust in 2018 as a result of stronger consumer spending, higher exports and an increase in inventories. As economic conditions continued to improve during the year, the U.S. Federal Reserve (the "Fed") increased short term interest rates by an additional 0.25% in each of March, June, September and December. The yield on U.S. 10-year Treasury, which remained flat during 2017, increased to 2.69% by year-end 2018 compared to 2.41% at the beginning of the year.

U.S. real estate fundamentals remained favorable during 2018 as a result of strong employment growth and moderate new development activity. Industrial properties continued to benefit from growth in e-commerce activity and the move toward faster delivery of online purchases to consumers. Demand continued to exceed supply for the ninth consecutive year for industrial properties, resulting in low vacancy rates and strong rent growth. In the residential sector, strong job and wage growth and solid household formation drove demand for apartments in 2018. In addition, apartment landlords benefitted during the year as potential home buyers delayed purchasing homes as a result of higher home prices, mortgage rates and property taxes. The retail sector appeared to be showing signs of stabilization during 2018. Retailer bankruptcies were below prior year levels and tenant demand continued to increase moderately as new retail concepts and on-line retailers opt to have a physical presence in higher quality centers. Repositioning efforts continued during the year, as retail landlords recaptured space from weaker tenants, replacing them with entertainment and food venues at more favorable rents.

Many real estate companies took advantage of low interest rates during 2018 to refinance debt at attractive rates. Lower interest expense, together with the improvement in real estate operating fundamentals discussed above, allowed many real estate investment trusts, or REITs, to increase their dividend distributions during 2018. During 2018 (according to S&P Global Market Intelligence), 98 U.S. REITs increased their dividend rates.

Real estate companies raised approximately $40 billion of capital during 2018 (according to S&P Global Market Intelligence), down 58% from the $96 billion raised during 2017, as interest rates continued to move higher and stock prices remained depressed, making it more difficult to raise equity capital. During the year, REITs raised $26 billion in debt capital, $13 billion in common equity capital and approximately $1 billion in preferred equity capital.

During 2018, 22 real estate company merger and acquisition, or M&A, transactions were announced totaling approximately $91 billion in deal value. Debt assumption, cash and other consideration accounted for 75% of this figure, while 25% was paid through the issuance of the acquirers' common

*
The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.

stock. The largest deal by value was Brookfield Asset Management's acquisition of regional mall owner GGP, Inc., valued at approximately $27 billion followed by Brookfield Asset Management's acquisition of Forest City Realty Trust for approximately $11 billion. There were two privatizations during 2018 which included Blackstone Group LP's acquisition of Gramercy Property Trust and Greystar Real Estate Partners LLC's acquisition of Education Realty Trust, and four public to public M&A transactions which included Prologis Inc.'s acquisition of DCT Industrial Trust, Pebblebrook Hotel Trust's acquisition of LaSalle Hotel Properties, Welltower Inc.'s acquisition of Quality Care Properties and Government Properties Income Trust's merger with Select Income REIT.

Real Estate Securities Technicals.    The total return (i.e., share price changes and dividends combined) for REIT common securities during 2018, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was negative 4.6%, slightly underperforming the S&P 500 Index total return of negative 4.4%.

The REIT market's performance during 2018 was characterized by high volatility. During the first few weeks of the year, REITs were down as much as 12% as a result of investor concern that increasing interest rates would result in lower real estate values and decreased share prices for dividend paying REIT securities. During the second quarter however, the REIT market was up 10% due to several M&A transaction announcements as valuations became more attractive following the downturn earlier in the year. During the second half of the year, the REIT market, at one point, was up as much as 5% on a total return basis, but concerns about slower global growth, continued trade tensions between the U.S. and China and uncertainty about future interest rate increases by the Fed erased all of the REIT market's gains.

The best performing REIT sub-sectors for 2018, according to the National Association of Real Estate Investment Trusts, were the Free Standing and manufactured homes sub-sectors with total returns of 13.9% and 11.4%, respectively. The sub-sector with the lowest return for 2018 was the shopping centers sub-sector with a total return of negative 14.6%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders. Our secondary investment objective is capital appreciation. We pursue our investment objectives by investing in securities issued by real estate companies, including REITs. There can be no assurance that we will achieve our investment objectives.

During the year ended December 31, 2018, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 11.1%. The annualized distribution rate on our NAV at December 31, 2018, based on our annualized fourth quarter dividend, was 6.8%. Also, during the year ended December 31, 2018, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was negative 14.7%. The annualized distribution rate on the market price of our common shares at December 31, 2018, based on our annualized fourth quarter dividend, was 8.8%.

As noted above, the total return for the RMS Index in 2018 was negative 4.6% compared to the Fund's total return on NAV of negative 11.1%. The Fund's underperformance compared to the RMS Index during 2018 was primarily due to the Fund's overweight position in higher yielding REIT common and preferred securities in its investment portfolio compared to the RMS Index, and those securities appear to have been particularly adversely impacted by the market's volatility toward year end.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President
February 22, 2019

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2018)* (unaudited)

REITs
Health Care	14%
Residential	13%
Lodging/Resorts	11%
Others, less than 10% each	60%

Total REITs	98%
Other, including short term investments	2%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2018)* (unaudited)

Common Securities	80%
Preferred Securities	20%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2018

Company	Shares	Value

COMMON STOCKS – 120.3% REAL ESTATE INVESTMENT TRUSTS – 118.5%
DATA CENTERS – 3.8%
CyrusOne, Inc. (a)	58,000	$3,067,040
Digital Realty Trust, Inc. (a)(b)	39,000	4,155,450
QTS Realty Trust, Inc.	10,000	370,500

		7,592,990

DIVERSIFIED – 8.8%
Armada Hoffler Properties, Inc. (a)(b)	143,203	2,013,434
Colony Capital, Inc. (a)	104,980	491,306
Gladstone Commercial Corp. (a)(b)	88,611	1,587,909
Global Net Lease, Inc.	112,082	1,974,885
Investors Real Estate Trust	6,281	308,209
Lexington Realty Trust (a)	513,638	4,216,968
One Liberty Properties, Inc.	29,295	709,525
VEREIT, Inc. (a)	283,716	2,028,570
Vornado Realty Trust (a)(b)	39,835	2,470,965
Whitestone REIT (a)	124,535	1,526,799
WP Carey, Inc.	1,100	71,874

		17,400,444

FREE STANDING – 6.7%
Agree Realty Corp. (a)(b)	19,309	1,141,548
National Retail Properties, Inc. (a)(b)	136,600	6,626,466
Realty Income Corp. (a)	59,900	3,776,096
Spirit Realty Capital, Inc.	19,240	678,210
STORE Capital Corp.	40,000	1,132,400

		13,354,720

HEALTH CARE – 20.2%
Global Medical REIT, Inc. (a)(b)	437,967	3,893,527
HCP, Inc. (a)(b)	113,965	3,183,042
Healthcare Realty Trust, Inc. (a)(b)	50,897	1,447,511
Healthcare Trust of America, Inc.	48,000	1,214,880
LTC Properties, Inc. (a)(b)	75,021	3,126,875
Medical Properties Trust, Inc. (a)(b)	413,609	6,650,833
National Health Investors, Inc. (a)	64,709	4,888,118
New Senior Investment Group, Inc.	104,121	428,978
Omega Healthcare Investors, Inc. (a)(b)	66,298	2,330,375
Physicians Realty Trust (a)	179,791	2,882,050
Sabra Health Care REIT, Inc. (a)(b)	113,154	1,864,778
Ventas, Inc. (a)	98,200	5,753,538
Welltower, Inc. (a)(b)	34,200	2,373,822

		40,038,327

INDUSTRIAL – 11.2%
Duke Realty Corp. (a)(b)	73,059	1,892,228
Liberty Property Trust (a)	84,637	3,544,597
Monmouth Real Estate Investment Corp. (a)(b)	198,358	2,459,639
Plymouth Industrial REIT, Inc.	60,000	$756,600
Prologis, Inc. (a)	114,807	6,741,467
Rexford Industrial Realty, Inc. (a)	39,176	1,154,517
STAG Industrial, Inc. (a)	231,693	5,764,522

		22,313,570

LODGING/RESORTS – 7.7%
Apple Hospitality REIT, Inc. (a)	71,400	1,018,164
Ashford Hospitality Trust, Inc. (a)	105,000	420,000
Braemar Hotels & Resorts, Inc. (a)	111,762	998,035
Chatham Lodging Trust (a)	97,000	1,714,960
Chesapeake Lodging Trust (a)	70,900	1,726,415
Condor Hospitality Trust, Inc.	59,420	409,404
DiamondRock Hospitality Co. (a)	95,603	868,075
Hersha Hospitality Trust (a)	120,475	2,113,132
Host Hotels & Resorts, Inc. (a)	67,000	1,116,890
Park Hotels & Resorts, Inc.	14,328	372,241
Pebblebrook Hotel Trust (a)	90,480	2,561,489
RLJ Lodging Trust (a)	68,688	1,126,483
Summit Hotel Properties, Inc. (a)(b)	63,203	614,965
Xenia Hotels & Resorts, Inc.	8,100	139,320

		15,199,573

MANUFACTURED HOMES – 4.9%
Sun Communities, Inc. (a)	72,856	7,410,184
UMH Properties, Inc. (a)(b)	195,796	2,318,224

		9,728,408

MORTGAGE – 4.2%
Annaly Capital Management, Inc. (a)	269,998	2,651,380
Blackstone Mortgage Trust, Inc. (a)	72,030	2,294,876
Jernigan Capital, Inc. (a)	41,421	820,964
RAIT Financial Trust	3,568	1,998
Starwood Property Trust, Inc.	129,100	2,544,561

		8,313,779

OFFICE – 12.4%
Alexandria Real Estate Equities, Inc. (a)	39,300	4,528,932
Boston Properties, Inc. (a)	27,100	3,050,105
Brandywine Realty Trust (a)	165,300	2,127,411
City Office REIT, Inc. (a)	228,427	2,341,377
Corporate Office Properties Trust (a)	83,500	1,756,005
Douglas Emmett, Inc. (a)	51,322	1,751,620
Franklin Street Properties Corp. (a)(b)	76,269	475,156
Highwoods Properties, Inc. (a)(b)	49,723	1,923,783
Hudson Pacific Properties, Inc.	26,000	755,560
Kilroy Realty Corp. (a)	35,600	2,238,528
Mack-Cali Realty Corp. (a)	78,030	1,528,607
SL Green Realty Corp. (a)	27,900	2,206,332

		24,683,416

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
REGIONAL MALLS – 7.0%
CBL & Associates Properties, Inc. (a)	528,694	$1,015,092
Pennsylvania Real Estate Investment Trust (a)(b)	202,628	1,203,610
Simon Property Group, Inc. (a)(b)	47,527	7,984,061
The Macerich Co. (a)(b)	46,970	2,032,862
Washington Prime Group, Inc. (a)(b)	331,148	1,609,379

		13,845,004

RESIDENTIAL – 17.1%
American Campus Communities, Inc. (a)(b)	26,900	1,113,391
American Homes 4 Rent (a)	16,100	319,585
Apartment Investment & Management Co. (a)(b)	26,245	1,151,631
AvalonBay Communities, Inc. (a)	34,375	5,982,969
Bluerock Residential Growth REIT, Inc. (a)(b)	406,415	3,665,863
BRT Apartments Corp.	17,887	204,627
Camden Property Trust (a)(b)	11,300	994,965
Equity Residential (a)	69,000	4,554,690
Essex Property Trust, Inc. (a)	16,500	4,045,965
Independence Realty Trust, Inc. (a)	512,361	4,703,474
Invitation Homes, Inc. (a)(b)	50,000	1,004,000
Mid-America Apartment Communities, Inc. (a)	29,671	2,839,515
NexPoint Residential Trust, Inc.	25,267	885,608
Preferred Apartment Communities, Inc.	36,479	512,895
UDR, Inc. (a)	52,000	2,060,240

		34,039,418

SHOPPING CENTERS – 5.5%
Acadia Realty Trust (a)	30,000	712,800
Brixmor Property Group, Inc. (a)	37,775	554,915
Cedar Realty Trust, Inc. (a)(b)	103,627	325,389
Kimco Realty Corp. (a)	172,000	2,519,800
Kite Realty Group Trust (a)	125,125	1,763,011
Retail Opportunity Investments Corp.	35,000	555,800
RPT Realty	82,220	982,529
SITE Centers Corp.	68,500	758,295
Urstadt Biddle Properties, Inc.	30,000	576,600
Weingarten Realty Investors (a)(b)	91,225	2,263,292

		11,012,431

SPECIALTY – 6.1%
American Tower Corp.	3,200	$506,208
Crown Castle International Corp. (a)(b)	10,000	1,086,300
EPR Properties (a)	114,660	7,341,680
Farmland Partners, Inc. (a)	109,344	496,422
Gladstone Land Corp.	35,000	401,800
Innovative Industrial Properties, Inc.	27,500	1,248,225
Iron Mountain, Inc.	30,000	972,300

		12,052,935

STORAGE – 2.9%
CubeSmart (a)	25,000	717,250
Extra Space Storage, Inc. (a)(b)	7,910	715,697
Life Storage, Inc. (a)(b)	12,000	1,115,880
Public Storage (a)(b)	15,700	3,177,837

		5,726,664

Total Real Estate Investment Trusts (Cost $211,589,000)		235,301,679

OTHER – 1.8%
Carador PLC (c)	5,496,600	3,133,062
Lennar Corp.	10,000	391,500

Total Other (Cost $7,801,267)		3,524,562

Total Common Stocks (Cost $219,390,267)		238,826,241

PREFERRED STOCKS – 29.4% REAL ESTATE INVESTMENT TRUSTS – 29.4%
DATA CENTERS – 0.8%
Digital Realty Trust, Inc., Series C, 6.63%	35,000	926,800
Digital Realty Trust, Inc., Series G, 5.88%	30,000	704,400

		1,631,200

DIVERSIFIED – 2.4%
Colony Capital, Inc., Series B, 8.25%	9,609	221,968
Colony Capital, Inc., Series E, 8.75%	36,999	856,157
Gladstone Commercial Corp., Series D, 7.00% (a)(b)	100,000	2,325,000
Global Net Lease, Inc., Series A, 7.25%	55,000	1,357,400

		4,760,525

HEALTH CARE – 0.5%
Global Medical REIT, Inc., Series A, 7.50%	44,000	1,077,120

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
INDUSTRIAL – 1.9%
Plymouth Industrial REIT, Inc., Series A, 7.50%	70,000	$1,555,400
Rexford Industrial Realty, Inc., Series B, 5.88% (a)(b)	40,000	879,600
STAG Industrial, Inc., Series C, 6.88% (a)(b)	55,000	1,413,500

		3,848,500

LODGING/RESORTS – 9.4%
Ashford Hospitality Trust, Inc., Series D, 8.45%	39,304	928,754
Ashford Hospitality Trust, Inc., Series F, 7.38% (a)	74,565	1,384,672
Ashford Hospitality Trust, Inc., Series G, 7.38% (a)	250,000	4,725,000
Ashford Hospitality Trust, Inc., Series H, 7.50% (a)	60,000	1,147,200
Ashford Hospitality Trust, Inc., Series I, 7.50% (a)	60,000	1,141,200
Braemar Hotels & Resorts, Inc., Series B, 5.50% (a)	25,000	428,875
Hersha Hospitality Trust, Series C, 6.88% (a)	46,000	999,580
Hersha Hospitality Trust, Series D, 6.50% (a)	70,000	1,414,000
Hersha Hospitality Trust, Series E, 6.50% (a)	29,500	612,420
Pebblebrook Hotel Trust, Series C, 6.50% (a)	78,684	1,838,845
RLJ Lodging Trust, Series A, 1.95% (a)(d)	96,117	2,381,779
Sotherly Hotels, Inc., Series C, 7.88% (a)	40,000	880,000
Summit Hotel Properties, Inc., Series E, 6.25% (a)(b)	33,200	681,264

		18,563,589

MANUFACTURED HOMES – 1.6%
UMH Properties, Inc., Series B, 8.00% (a)(b)	66,650	1,700,242
UMH Properties, Inc., Series C, 6.75% (a)(b)	20,000	460,400
UMH Properties, Inc., Series D, 6.38% (a)(b)	44,105	988,834

		3,149,476

MORTGAGE – 2.4%
Annaly Capital Management, Inc., Series F, 6.95%	40,000	$990,400
ARMOUR Residential REIT, Inc., Series B, 7.88% (a)(b)	30,000	720,900
iStar, Inc., Series D, 8.00%	11,810	283,322
iStar, Inc., Series G, 7.65%	21,241	472,612
iStar, Inc., Series I, 7.50%	15,100	333,710
MFA Financial, Inc., Series B, 7.50%	17,171	416,740
New York Mortgage Trust, Inc., Series B, 7.75%	33,450	735,900
New York Mortgage Trust, Inc., Series D, 8.00%	20,000	438,000
RAIT Financial Trust, Series A, 7.75%	136,497	282,549
RAIT Financial Trust, Series B, 8.38%	35,122	72,000

		4,746,133

OFFICE – 0.5%
SL Green Realty Corp., Series I, 6.50% (a)	40,000	1,009,200

REGIONAL MALLS – 2.2%
CBL & Associates Properties, Inc., Series D, 7.38% (a)(b)	132,461	1,401,437
CBL & Associates Properties, Inc., Series E, 6.63%	25,000	239,000
Pennsylvania Real Estate Investment Trust, Series B, 7.38% (a)(b)	40,000	654,400
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	35,000	543,900
Washington Prime Group, Inc., Series H, 7.50% (a)	65,000	1,038,050
Washington Prime Group, Inc., Series I, 6.88% (a)	30,000	472,800

		4,349,587

RESIDENTIAL – 2.9%
Bluerock Residential Growth REIT, Inc., Series A, 8.25% (a)(b)	180,000	4,554,000
Bluerock Residential Growth REIT, Inc., Series C, 7.63% (a)(b)	37,645	903,999
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	17,300	354,564

		5,812,563

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 4.2%
Cedar Realty Trust, Inc., Series B, 7.25%	24,258	$562,058
Cedar Realty Trust, Inc., Series C, 6.50% (a)(b)	100,307	1,903,827
Saul Centers, Inc., Series D, 6.13% (a)	25,000	522,250
Seritage Growth Properties, Series A, 7.00% (a)	80,000	1,760,000
SITE Centers Corp., Series J, 6.50% (a)	45,586	1,033,434
SITE Centers Corp., Series K, 6.25% (a)	86,000	1,889,420
Wheeler Real Estate Investment Trust, Inc., Series D, 8.75% (a)(b)(d)	71,354	688,566

		8,359,555

SPECIALTY – 0.6%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	24,800	582,800
EPR Properties, Series E, 9.00% (a)(d)	16,400	557,600

		1,140,400

Total Real Estate Investment Trusts (Cost $71,271,378)		58,447,848

Total Preferred Stocks (Cost $71,271,378)		58,447,848

INVESTMENT COMPANIES – 1.3%
Aberdeen Global Premier Properties Fund (a)	196,826	980,194
BlackRock Credit Allocation Income Trust	9,274	103,683
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,039,077
Eaton Vance Enhanced Equity Income Fund II	35,188	$516,208

Total Investment Companies (Cost $2,984,401)		2,639,162

SHORT-TERM INVESTMENTS – 0.6%
MONEY MARKET FUNDS – 0.6%
State Street Institutional U.S. Government Money Market Fund, 2.27% (e) (Cost $1,108,065)	1,108,065	1,108,065

Total Investments – 151.6% (Cost $294,754,111)		301,021,316

Other assets less liabilities – 1.1%		2,152,565
Revolving credit facility – (44.3)%		(88,000,000)
Preferred Shares, at liquidation preference – (8.4)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$198,498,881

Notes to Portfolio of Investments

(a)
As of December 31, 2018, the Fund has pledged portfolio securities with a market value of $189,245,470 as collateral in connection with its revolving credit facility with BNP Paribas Prime Brokerage International Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b)
As of December 31, 2018, pledged portfolio securities of the Fund with a market value of $79,484,932 (see Note (a)) have been rehypothecated by PBL as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c)
The security is listed in the London Stock Exchange and was fair valued on December 31, 2018. See Note A.4

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of December 31, 2018.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments in securities, at value (cost of $294,754,111)	$301,021,316
Dividends and interest receivable	2,564,035
Prepaid expenses	99,368

Total assets	303,684,719

Liabilities
Revolving credit facility	88,000,000
Advisory fee payable	230,846
Interest payable	37,290
Compliance and internal audit costs payable	33,958
Distributions payable on preferred shares	22,548
Administrative fee payable	17,307
Accrued expenses and other liabilities	168,889

Total liabilities	88,510,838

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$198,498,881

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	198,488,679

Net assets attributable to common shares	$198,498,881

Common shares outstanding	10,202,009

Net asset value per share attributable to common shares	$19.46

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2018

Investment Income
Dividend income	$13,793,057
Interest income	37,499
Other income	41,402

Total investment income	13,871,958

Expenses
Advisory	2,767,142
Legal	462,001
Compliance and internal audit	126,511
Shareholder reporting	99,891
Custodian	94,971
Administrative	94,916
Preferred share remarketing and auction fees	72,167
Investor support services	64,934
Audit	54,000
Trustees' fees and expenses	50,166
Other	145,705

Total expenses before interest expense	4,032,404
Interest expense	2,909,441

Total expenses	6,941,845

Net investment income	6,930,113

Realized and change in unrealized gain (loss) on investments
Net realized gain on investments	4,708,412
Net change in unrealized loss on investments	(36,556,718)

Net realized and change in unrealized loss on investments	(31,848,306)

Net decrease in net assets before preferred distributions resulting from operations	(24,918,193)
Distributions to preferred shareholders from net investment income	(581,247)

Net decrease in net assets attributable to common shares resulting from operations	$(25,499,440)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (decrease) in net assets resulting from operations
Net investment income	$6,930,113	$5,559,001
Net realized gain on investments	4,708,412	6,984,651
Net change in unrealized loss on investments	(36,556,718)	(4,323,093)
Distributions to preferred shareholders	(581,247)	(435,735)

Net increase (decrease) in net assets attributable to common shares resulting from operations	(25,499,440)	7,784,824

Distributions to common shareholders from:
Distributable earnings(1)	(9,375,626)	(10,941,654)
Return of capital	(4,091,026)	—

Total distributions to common shareholders	(13,466,652)	(10,941,654)

Capital shares transactions
Net proceeds from sale of common shares	—	45,186,282

Total increase (decrease) in net assets attributable to common shares	(38,966,092)	42,029,452

Net assets attributable to common shares
Beginning of year	237,464,973	195,435,521

End of year	$198,498,881	$237,464,973

Common shares issued and repurchased
Shares outstanding, beginning of year	10,202,009	7,651,507
Shares issued	—	2,550,502

Shares outstanding, end of year	10,202,009	10,202,009

(1)
Distributable earnings for the year ended December 31, 2017 comprised of net investment income of $6,961,499 and net realized gain on investments of $3,980,155 and were reclassified to conform to the current year presentation.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2018

Cash flows from operating activities
Net decrease in net assets before preferred distributions resulting from operations	$(24,918,193)
Adjustments to reconcile net decrease in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(70,824,704)
Proceeds from sales of long term investments	78,127,276
Net (purchases) and sales of short term investments	748,703
Changes in assets and liabilities:
Decrease in dividends and interest receivable	3,868
Decrease in prepaid expenses	2,618
Increase in interest payable	11,434
Decrease in payable for securities purchased	(1,025,667)
Decrease in advisory fee payable	(11,804)
Decrease in compliance and internal audit costs payable	(606)
Increase in administrative fee payable	8,671
Increase in accrued expenses and other liabilities	66,444
Net change in unrealized loss on investments	36,556,718
Net realized gain on investments	(4,708,412)

Cash provided by operating activities	14,036,346

Cash flows from financing activities
Distributions paid to preferred shareholders	(569,694)
Distributions paid to common shareholders	(13,466,652)

Cash used in financing activities	(14,036,346)

Increase in cash	—

Cash at beginning of year	—

Cash at end of year	$—

Supplemental cash flow information:
Cash paid for interest on borrowings	$2,898,007

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended December 31,
	2018	2017		2016	2015	2014

Per Common Share Operating
Performance (a)
Net asset value, beginning of year	$23.28	$25.54		$23.53	$25.17	$19.76

Income from Investment Operations
Net investment income (b)	0.68	0.67		0.69	0.80	0.88
Net realized and unrealized gain (loss) on investments	(3.12)	0.29		2.68	(1.08)	5.88
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.04)	(0.03)		(0.04)	(0.04)	(0.03)
Net realized gains on investment	(0.02)	(0.02)		—	—	—

Net increase (decrease) in net asset value from operations	(2.50)	0.91		3.33	(0.32)	6.73
Less: Distributions to common shareholders from:
Net investment income	(0.64)	(0.84)		(1.32)	(1.32)	(1.30)
Net realized gains on investment	(0.28)	(0.48)		—	—	—
Return of capital	(0.40)	—		—	—	(0.02)
Dilutive effect of rights offering	—	(1.85	)(c)	—	—	—

Net asset value, end of year	$19.46	$23.28		$25.54	$23.53	$25.17

Market price, beginning of year	$19.09	$20.46		$19.28	$20.82	$16.91

Market price, end of year	$15.07	$19.09		$20.46	$19.28	$20.82

Total Return
Total investment return based on:
Market price (d)	(14.72)%	(0.46)%		13.25%	(0.81)%	31.74%
Net asset value (d)	(11.06)%	(3.89)%		14.32%	(1.21)%	34.84%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	3.14%	2.67%		2.76%	3.29%	3.86%
Total preferred share distributions	0.26%	0.21%		0.17%	0.16%	0.14%
Net investment income, net of preferred share distributions (b)	2.88%	2.46%		2.59%	3.13%	3.72%
Expenses	3.14%	2.62	%(e)	2.28%	2.06%	2.12%
Portfolio turnover rate	21.59%	13.89%		10.48%	17.10%	14.90%
Net assets attributable to common shares	$198,498,881	$237,464,973		$195,435,521	$180,055,474	$192,623,260
Borrowings on revolving credit facility	$88,000,000	$88,000,000		$60,000,000	$60,000,000	$60,000,000
Asset coverage ratio of borrowings (f)	345%	389%		454%	428%	449%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000		$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (g)	1,290%	1,524%		1,272%	1,180%	1,255%
Asset coverage ratio of borrowings and preferred shares (h)	290%	327%		355%	335%	351%
(a)
Based on average shares outstanding.
(b)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(c)
Represents the impact of the Fund's rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding

RMR Real Estate Income Fund
Financial Highlights – continued

  sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

(e)
The Fund incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to the Fund by the Advisor. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45%.
(f)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(g)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(h)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

December 31, 2018

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At the Fund's annual meeting on April 13, 2017, the shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and RIF then became and continues to be a Maryland statutory trust. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since its merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

3.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The Nasdaq Stock Market, or Nasdaq, are normally valued by the Fund at the Nasdaq Official Closing Price, or NOCP, provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements.

Investments in open end mutual funds are valued at the closed NAV on valuation date.

4.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

The Fund recognizes interperiod transfers between the input levels as of the end of the period. On December 31, 2018, a foreign security with a fair value of $3,133,062 was transferred to Level 3 from Level 1 and, as described above, valued at fair value as determined by an independent pricing service due to a more than 0.75% fluctuation of the S&P 500 Index from the previous day close. As of December 31, 2018, there were no transfers of investments among Level 1 and Level 2.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

The following is a summary of the inputs used on December 31, 2018, in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Investment Trusts
Data Centers	$7,592,990	$—	$—	$7,592,990
Diversified	17,400,444	—	—	17,400,444
Free Standing	13,354,720	—	—	13,354,720
Health Care	40,038,327	—	—	40,038,327
Industrial	22,313,570	—	—	22,313,570
Lodging/Resorts	15,199,573	—	—	15,199,573
Manufactured Homes	9,728,408	—	—	9,728,408
Mortgage	8,313,779	—	—	8,313,779
Office	24,683,416	—	—	24,683,416
Regional Malls	13,845,004	—	—	13,845,004
Residential	34,039,418	—	—	34,039,418
Shopping Centers	11,012,431	—	—	11,012,431
Specialty	12,052,935	—	—	12,052935
Storage	5,726,664	—	—	5,726,664

Total Real Estate Investment Trusts	235,301,679	—	—	235,301,679

Other	391,500	—	3,133,062	3,524,562

Total Common Stocks	235,693,179	—	3,133,062	238,826,241

Preferred Stocks
Real Estate Investment Trusts
Data Centers	1,631,200	—	—	1,631,200
Diversified	4,760,525	—	—	4,760,525
Health Care	1,077,120	—	—	1,077,120
Industrial	3,848,500	—	—	3,848,500
Lodging/Resorts	18,563,589	—	—	18,563,589
Manufactured Homes	3,149,476	—	—	3,149,476
Mortgage	4,746,133	—	—	4,746,133
Office	1,009,200	—	—	1,009,200
Regional Malls	4,349,587	—	—	4,349,587
Residential	5,812,563	—	—	5,812,563
Shopping Centers	8,359,555	—	—	8,359,555
Specialty	1,140,400	—	—	1,140,400

Total Real Estate Investment Trusts	58,447,848	—	—	58,447,848

Total Preferred Stocks	58,447,848	—	—	58,447,848

Investment Companies	2,639,162	—	—	2,639,162
Short-Term Investments
Money Market Funds	1,108,065	—	—	1,108,065

Total Investments	$297,888,254	$—	$3,133,062	$301,021,316

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks Other
Balance as of December 31, 2017	$—
Realized gain (loss)	—
Change in unrealized gain (loss)	—
Purchases	—
Sales	—
Transfers into Level 3	3,133,062
Transfers out of Level 3	—

Balance as of December 31, 2018	$3,133,062

Net change in unrealized gain/(loss) from investments still held as of December 31, 2018 is:	$(707,687)

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

5.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions. The difference between cost and fair value of open investments is reflected as unrealized gain (loss), and any change in that amount from a prior period is reflected in the accompanying statement of operations.

6.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the FASB Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2018, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service.

7.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. In addition, if the Fund uses capital loss carryforwards to offset capital gains, a portion of the Fund's distribution to common shareholders may be classified as ordinary income for U.S. federal income tax purposes. Further, the Fund's distributions to common shareholders for the years ended December 31, 2018 and 2017 did not exceed the aggregate of the cash distributions the Fund received from its investments less the Fund's expenses and distributions to

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

preferred shareholders. The classifications of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Ordinary income(1)	$13,871,958	$10,644,197
Capital gain income(2)	4,212,690	3,327,878
Return of capital(3)	4,042,555	2,899,319

	$22,127,203	$16,871,394

(1)
Reported as investment income in the Fund's Statement of Operations.
(2)
Included in net realized gain on investments in the Fund's Statement of Operations.
(3)
Included in net change in unrealized gain on investments in the Fund's Statement of Operations.

Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes.

The tax character of distributions made by the Fund during the years ended December 31, 2018 and December 31, 2017, were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Ordinary income	$6,941,666	$7,238,730
Long term capital gains	3,015,207	4,138,659
Return of capital	4,091,026	—

	$14,047,899	$11,377,389

As of December 31, 2018, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized gain (loss)	5,413,942

The cost, gross unrealized gains and gross unrealized losses of the Fund's investments for federal income tax purposes as of December 31, 2018, are as follows:

Cost	$295,607,374

Gross unrealized gains	$47,943,872
Gross unrealized losses	(42,529,930)

Net unrealized gain (loss)	$5,413,942

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

The $853,263 difference between the financial reporting cost basis, tax cost basis and unrealized gain (loss) of the Fund's investments as of December 31, 2018 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $1,559,922.

During the year ended December 31, 2018, the Fund utilized net capital loss carryforwards of $1,761,703.

8.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, the Fund's revolving credit facility requires interest to be paid at a variable interest rate and the Fund pays distributions on its outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, the Fund's interest costs will be higher and the distribution rate on its preferred shares may increase which could adversely affect the Fund's cash flow and ability to pay common share distributions. These risks may be greater in the current market environment because, although certain interest rates are near historically low levels, the Federal Reserve has raised certain benchmark interest rates several times since December 2016, and may further raise those rates in the future.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay common share distributions and achieve its investment objectives.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability and they are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $2,767,142 for the year ended December 31, 2018.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $94,916 for subadministrative fees charged by State Street for the year ended December 31, 2018.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

committee meetings. The Fund incurred trustee fees and expenses of $50,166 during the year ended December 31, 2018.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $126,511, which includes the Fund's allocated portion of the compensation of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, for the year ended December 31, 2018.

Until May 30, 2018, the Fund retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisers that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE American LLC, or NYSE American, specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund paid Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The Fund paid Destra $64,934 for these services during the year ended December 31, 2018.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2018, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$70,824,704	$78,127,276	$69,917

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $39,092 and $30,825, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2018.

Series	Rate	Date of Auction
Series M	4.000%	12/31/2018
Series T	4.000%	12/31/2018
Series W	4.000%	12/26/2018
Series Th	4.000%	12/27/2018
Series F	4.000%	12/28/2018

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities, and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2018, it owned, in the aggregate, 335 shares of the Fund's issued and outstanding preferred shares, or 50.22% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of December 31, 2018, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the year ended December 31, 2018.

Note F

Revolving Credit Facility

The Fund has an $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd. (PBL). On November 29, 2018 the Fund and PBL amended the Facility from a 270-day rolling term that resets daily to a 179-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of December 31, 2018, the Fund has pledged portfolio securities with a market value of $189,245,470 as collateral for the Facility. During the year ended December 31, 2018, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of December 31, 2018, the aggregated value of rehypothecated securities was

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2018

$79,484,932. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the year ended December 31, 2018, the Fund earned $38,086 in fees from rehypothecated securities.

As of December 31, 2018, the Fund had outstanding borrowings of $88,000,000 under the Facility. During the year ended December 31, 2018, the average outstanding daily balance under the Facility was $88,000,000 at a weighted average borrowing cost of 3.26%.

Note G

The evaluation of the impact of all subsequent events on the Fund's financial statements by the Fund's management was completed through the date the financial statements were issued and the following item was noted:

On February 22, 2019, the Fund, acting pursuant to a U.S. Securities and Exchange Commission exemptive order (the "19(b) Order") and with the approval of the Fund's board of trustees, adopted a plan, consistent with its investment objectives and policies, that allow the Fund to include long term capital gains, where applicable, as part of a regular fixed quarterly distribution to its shareholders (the "Managed Distribution Plan").

 Report of Independent Registered Public Accounting Firm

To the Shareholders and
the Board of Trustees of RMR Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Income Fund (the Fund) as of December 31, 2018, the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, changes in net assets, cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets of the Fund for the year ended December 31, 2017, and the financial highlights for the years ended December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian(s) and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more RMR investment companies since 2018.

Boston, Massachusetts
February 22, 2019

London Interbank Offered Rate (LIBOR)

We are required to pay interest on borrowings under our credit facility at floating rates based on LIBOR. Future debt that we may incur may also require that we pay interest based upon LIBOR. Additionally, the terms of our preferred securities contain reference rates based on LIBOR. If LIBOR is phased out, we currently expect that the determination of interest under our credit agreement, and the reference rates for our preferred securities, would be amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR for similar types of loans or securities, as the case may be. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest or rates under our agreements or the terms of our preferred securities would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest or reference rates does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, and the distributions required to be paid on our preferred securities may increase, all of which could result in reduced returns to investors.

Additionally, the preferred securities in which we invest may similarly have rates based on LIBOR. The foregoing risks and uncertainties apply to these portfolio investments as well. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund's transfer agent may collect "nonpublic personal information" about you and your financial transactions with the Fund. This information may be collected on an application form for registering your shares directly with the Fund's transfer agent, or in the course of your dealing with the Fund's transfer agent, and information collected could include, for example, and without limitation, your social security number, account balance, bank account information, purchase history and transaction history. The privacy policy of the Fund's transfer agent governs how your nonpublic personal information collected by such transfer agent may be shared by such transfer agent. In the course of the Fund's business, the Fund may also have access to the information such transfer agent has about you and the transactions you conduct through such transfer agent.

The Fund collects this information from the following sources:

The Fund or its transfer agent could collect your nonpublic personal information from different sources, including the following:

  •
  Information received from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with the Fund, the Fund's affiliates or other third parties such as our service providers; and

  •
  Information received from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Annual Meeting

An annual meeting of shareholders of the Fund is expected to be held in April 2019, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials or other proxy materials will be mailed to the shareholders of record of the Fund each of whom is invited to attend.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

A special meeting of shareholders of the Fund was held on September 7, 2018. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal		Votes for	Votes against	Votes abstained	Broker Non-Vote
Common and Preferred Shares
1.	Approve a new investment advisory agreement between the Fund and RMR Advisors LLC	3,712,007.490	518,941.877	75,791.283	1,076,375.485
2.	Ratify the selection of RSM US LLP as the Fund's independent public accountant for the fiscal year ending December 31, 2018	2,789,805.771	294,450.256	2,298,860.108	—

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2018.

Dividend Received Deduction(1)	Long Term Capital Gains Distribution	Qualified Income Distribution
0.02%	$3,015,207	$185,887

(1)
Applies both to common and preferred shares.

Shareholders of the Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2018. Shareholders are advised to consult with their own tax advisers as to the federal, state and local tax status of the distributions received from the Fund.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan. If you are a registered shareholder of the Fund's common shares, you may elect to participate in the Plan. You are not eligible to participate in the Plan if you hold your Fund common shares in "street name", but your bank or broker may have its own dividend reinvestment plan that you may be able to participate in. You will need to contact your bank or broker to determine if it offers such a plan, whether you are eligible to participate and how you can enroll in that plan.

If you are a registered shareholder and you elect to participate in the Plan, you will have all your cash distributions invested in common shares. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. The plan agent will use all funds received from participants through the Cash Purchase Option to purchase shares of the Fund in the open market. If you do not elect to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you participate in the Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE American or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

Trustees and Officers

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

Interested Trustees(4)

Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	Director of the Advisor since 2007, President of the Advisor from 2007 to 2017 and Chief Executive Officer of the Advisor from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Fund from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America LLC since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Adam Portnoy and Jennifer B. Clark are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and/or current positions with RMR Advisors LLC, the Fund's investment adviser, The RMR Group LLC (the parent of RMR Advisors LLC), and The RMR Group Inc. (a majority owner of RMR Advisors LLC).

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

Jennifer B. Clark (1961)	Class III Managing Trustee of the Fund to serve until 2019; Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002 (Class III Trustee since 2019)	President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, Executive Vice President and General Counsel of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2018, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Trustee of Senior Housing Properties Trust since 2018; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America LLC since 2007; Secretary of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017; Secretary of Select Income REIT from 2011 to 2018; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014.	1

Independent Trustees

John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Hospitality Properties Trust since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Senior Housing Properties Trust since 2009 and Lead Independent Trustee since 2015; Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not for profit regional hospital.	1

Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2019; since 2016	Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Industrial Logistics Properties Trust since 2018; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)

Executive Officers

Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Brian E. Donley (1974)	Chief Financial Officer and Treasurer (serves at the discretion of the Board); since 2019	Vice President of RMR LLC since 2018; and Chief Financial Officer and Treasurer of Hospitality Properties Trust since 2019; Senior Director of Portfolio Accounting of RMR LLC from 2014 to 2018; Assistant Vice President and Controller of RMR LLC from 2007 to 2014.	1

Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002; Class III Managing Trustee of the Fund to serve until 2019	President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, Executive Vice President and General Counsel of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2018, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Trustee of Senior Housing Properties Trust since 2018; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America LLC since 2007; Secretary of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017; Secretary of Select Income REIT from 2011 to 2018; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as an officer of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)

Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Office Properties Income Trust (formerly Government Properties Income Trust), Senior Housing Properties Trust, Five Star Senior Living Inc. and TravelCenters of America LLC since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)
As of the period ended December 31, 2018, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

(c)
The registrant has not made any reportable amendment to its code of ethics during the covered period.

(d)
The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)
(1)      The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

(a)
(2)      The name of the audit committee financial expert is Joseph L. Morea. Mr. Morea has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)
Audit Fees:    The aggregate fees billed by the registrant's independent accountant for audit services were $40,000 for the fiscal year ended December 31, 2018, and $85,917 for the fiscal year ended December 31, 2017. The audit fees for the fiscal year ended December 31, 2017 include $34,000 of billings for the issuance of consents and the preparation and issuance to underwriters of related comfort letters in connection with the registrant's filing of a shelf registration statement and a rights offering of common shares. RMR Advisors LLC, or RMR Advisors, the registrant's investment adviser, paid $27,000 of these fees in accordance with RMR Advisors' agreement to bear all expenses associated with the registrant's rights offering.

(b)
Audit-Related Fees:    The aggregate fees billed by the registrant's independent accountant for audit-related services were zero for the fiscal years ended December 31, 2018 and December 31, 2017.

(c)
Tax Fees:    The aggregate fees billed by the registrant's independent accountant for tax compliance services were $12,638 during the fiscal year ended December 31, 2018, and $12,638 during the fiscal year ended December 31, 2017. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2018 and December 31, 2017 were the review of the registrant's federal and state income tax returns and tax compliance procedures.

(d)
All Other Fees:    The aggregate fees billed by the registrant's independent accountant for other services were zero during the fiscal years ended December 31, 2018 and December 31, 2017.

(e)
Audit Committee Pre-Approval Policies and Procedures:    The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are

2

  consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's executive officers or RMR Advisors LLC (the "Advisor"), the registrant's investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

(e)
(2)      Percentages of Services: None.

(f)
Not applicable.

(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2018 and December 31, 2017, except for tax compliance services rendered to the registrant described in subparagraph (c) above.

(h)
Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Joseph L. Morea and Jeffrey P. Somers.

(b)
Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Fernando Diaz.    Mr. Diaz is the President and Senior Portfolio Manager of the registrant since February 2015. Mr. Diaz served as a Vice President of the registrant between May 2007 and February 2015; prior to the registrant's merger with Old RMR Real Estate Income Fund, or Old RIF, on

3

January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the registrant and served in that capacity until February 2015 when he became the Senior Portfolio Manager of the registrant. Mr. Diaz is also Vice President of RMR Advisors LLC (since 2007) and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy has served as a Managing Trustee of the registrant since March 2009. Mr. Portnoy was also the President and Chief Executive Officer of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also a Director of RMR Advisors LLC since 2007 and was the President of RMR Advisors LLC from 2007 to September 2017 and Chief Executive Officer of RMR Advisors LLC from 2015 to September 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; President and Chief Executive Officer of The RMR Group LLC ("RMR LLC") since 2006; Director of RMR LLC from 2006 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America LLC since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, he was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.

        The portfolio managers generally function as a team. Mr. Adam Portnoy provides strategic guidance while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz and Adam Portnoy include time served in those positions with such funds' predecessor funds.

        CONFLICTS OF INTEREST:    Mr. Diaz is only responsible for the day to day management of the registrant's account. Mr. Adam Portnoy is responsible for strategic guidance for the registrant and for accounts managed by Tremont Realty Advisors LLC, an affiliate of RMR LLC. The accounts managed by Tremont Realty Advisors LLC do not invest in the same type of investments as the registrant. Therefore, there are no conflicts of interest with allocation of trades. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors LLC, the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage

4

commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    The Advisor pays no direct compensation to Mr. Adam Portnoy for his services.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Adam Portnoy receives compensation for his services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2018.

5

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2018
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000*

*
Includes certain equity securities of the registrant directly owned by ABP Trust that may be deemed to be beneficially owned by Mr. Adam Portnoy as a result of his control, as the sole trustee and controlling shareholder of ABP Trust; Mr. Adam Portnoy disclaims beneficial ownership of equity securities of the registrant directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2018, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending. The revenue split represents an amount

6

  agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.

    (a) The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $54,366 for the fiscal year ended December 31, 2018.

    (b) The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $16,322 for the fiscal year ended December 31, 2018. The registrant does not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities other than the revenue split. The registrant's credit agreement with its lender contains other economic terms, such as interest rate and unused facility fees, that the registrant believes are unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

    (c) The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $38,086 for the fiscal year ended December 31, 2018.

B.
Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending.

        Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)
Proxy Voting Policies and Procedures of the registrant are attached hereto.

7

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: February 22, 2019

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: February 22, 2019
By:
/s/ BRIAN E. DONLEY Brian E. Donley Chief Financial Officer & Treasurer Date: February 22, 2019

8

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2018
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2018
Report of Independent Registered Public Accounting Firm
  RMR Real Estate Income Fund
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
  Item 13. Exhibits.
SIGNATURES